Forward-Looking Statement The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 ® ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Company Snapshot • First Merchants Bank, formed in 1893, is celebrating its 120th anniversary • First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana • First Merchants Corporation operates 76 locations in 24 Indiana counties and 2 Ohio counties www.firstmerchants.com 3 ® Banking $4.3B in Assets Trust $1.5B Trust Assets under Management Insurance $60M in Insurance Premiums First Merchants Corporation ®

Our Franchise Total Loans • Indianapolis - $1,129M • Muncie - $797M • Lafayette - $533M • Columbus - $475M (as of June 30, 2013) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 4 ® ®

Key FMC Deposit Market Share

FDIC Data June 30, 2012

County	Region/Type	Market Position	Market %	$$ Deposits
Delaware County, IN	Muncie (Established)	1	40.51%	$ 660,543
Tippecanoe County, IN	Lafayette (Established)	1	22.78%	463,220
White County, IN	Lafayette (Established)	1	33.07%	170,838
Jasper County, IN	Lafayette (Established)	1	28.41%	169,549
Jay County, IN	Muncie (Established)	1	37.36%	92,399
Union County, IN	Muncie (Established)	1	47.30%	48,718
Shelby County, IN	Indianapolis (Growth)	2	19.26%	93,880
Clinton County, IN	Lafayette (Established)	2	18.51%	81,513
Wabash County, IN	Muncie (Established)	2	16.97%	64,275
Madison County, IN	Indianapolis (Growth)	3	18.26%	232,097
Adams County, IN	Muncie (Established)	3	17.59%	90,909
Randolph County, IN	Muncie (Established)	3	9.80%	67,926
Brown County, IN	Indianapolis (Growth)	3	25.32%	26,985
Hendricks County, IN	Indianapolis (Growth)	4	11.36%	216,825
Johnson County, IN	Indianapolis (Growth)	4	9.94%	168,594
Carroll County, IN	Lafayette (Established)	4	11.07%	32,522
Morgan County, IN	Indianapolis (Growth)	4	7.61%	55,469
Henry County, IN	Muncie (Established)	5	10.91%	69,576
Fayette County, IN	Muncie (Established)	5	9.81%	31,168
Miami County, IN	Muncie (Established)	5	6. 59%	28,533
Sub Total				$2,865,539
First Merchants Total				$3,327,034

5

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Vision THE STRENGTH OF BIG. THE SERVICE OF SMALL. A community bank focused on building deep, lifelong client relationships and providing maximum shareholder value. We provide an experience where customers can bank with their neighbors, realizing that our business begins and ends with people. www.firstmerchants.com 6 ® ® ®

FMC Strategy THE STRENGTH OF BIG. THE SERVICE OF SMALL. “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . .” • Retail Banking • Commercial Banking • Middle Market • Agriculture • Healthcare Services • Real Estate • Business Banking • Cash Management • Mortgage Banking • Trust Services (Fiduciary, Custody) • Insurance Products “We specialize in our communities” www.firstmerchants.com 7 ® ®

Strategy Drivers THE STRENGTH OF BIG. THE SERVICE OF SMALL. The confluence of these key elements form the nucleus for our strategy Solid product fundamentals in retail and commercial banking Community bank employees delivering high-touch service Operate in markets in which we have a knowledge edge www.firstmerchants.com 8 ® ®

Strategy Drivers THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 9 ® Established Markets Higher Growth Markets Client Demographics • Maturing • Middle-income and lower • Basic product orientation • Middle-income and higher • Greater propensity towards investment, wealth management, and insurance needs • Diversified employment base, including strong service sector Client Focus • Long-term consumer clients • Serves business clients • Retail convenience • Small business and middle- market client orientation • Commercial and industrial services • Retail banking centers support the development of broad relationships Deposit Market Share • Enjoy top deposit market share in served counties • Low-cost core deposit providers • Usually >25% share • Retail build out in progress • Usually <10% share Competition • Smaller community banks • National and regional banks ®

Market Delivery THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Corporation Vision, Mission, Culture Statement, Core Values Business Model Supported by LOB Strategies Retail Banking Comercial Bamnking Insurance Mortgage Trust Indianapolis Higher Growth Brown, Hamilton, Hendricks, Johnson, Madison, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Butler, Delaware Fayette, Henry, Howard, Jay, Miami, Randolph, Union, Wabash, Wayne Counties www.firstmerchants.com 10 ® ®

Indiana THE STRENGTH OF BIG. THE SERVICE OF SMALL. • Population 2012: 6,539,197* • 15th Largest State in the U. S.** • State Reports Record Breaking Economic Development Results (Nov. 2012) • Projected Population Change 2012-2017: 2.29%** • Indiana was ranked 1st in the Midwest in the Tax Foundation's 2012 Business Tax Climate Index (Oct. 2012) *SNL Financial **SNL Financial ***http://iedc.in.gov ****www.in.gov www.firstmerchants.com ® ®

Indianapolis THE STRENGTH OF BIG. THE SERVICE OF SMALL. • Population 2012 1,782,614* • Projected Population Change 2012-2017: 4.70%* • 13th Largest City in the U. S. • 29th Largest Metropolitan Area in the U. S.** *SNL Financial **geography.about.com www.firstmerchants.com 12 ® ®

Columbus THE STRENGTH OF BIG. THE SERVICE OF SMALL. *SNL Financial **geography.about.com • Population 2012: 1,862,673* • Projected Population Change 2012 - 2017: 4.28%* • 15th Largest City in the U. S. • 31st Largest Metropolitan Area www.firstmerchants.com 13 ® ®

Indianapolis/Indiana/Columbus Growth Plan THE STRENGTH OF BIG. THE SERVICE OF SMALL. Organic Growth Opportunities with Improved Segment Penetration Closely Align with the Indiana Vision 2025 Plan to Capture the Opportunities Created by the Plan: • developing and retaining outstanding talent • creating an attractive business climate for companies to form, relocate and grow in Indiana • continuing to develop the state’s infrastructure in transportation, energy, and telecommunications • creating an environment that fosters a dynamic and creative culture for entrepreneurship and technology transfer Deployment of Rural Deposit Base into Growth Markets Creates Optimal Margin Structure Evaluating Acquisition Opportunities www.firstmerchants.com 14 ® ®

Earnings & Growth • $0.34 Second Quarter EPS, $0.72 YTD EPS • 3.88% 2nd Quarter Net Interest Margin • $122.4 Million YOY Loan Growth, Approximately 4.4% • Redeemed $56.7 Million of SBLF Preferred Shares in 2013 • Continued Asset Quality Improvement Announced Definitive Agreement to Acquire CFS Bancorp, Inc. • $1.1 Billion in Assets • Operates 20 Banking Centers in Northwest Indiana and Northeast Illinois • Integration Planning on Target for 4th Quarter 2013 Closing • Requires Regulatory and Shareholder Approval • Accretive to EPS in 2014 15 2013 Performance Highlights THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

16 Total Assets 2011 2012 Q1-’13 Q2-’13 1. Investments $ 946 $ 874 $ 870 $ 909 2. Loans Held for Sale 18 22 27 15 3. Loans 2,713 2,902 2,880 2,920 4. Allowance (71) (69) (69) (68) 5. CD&I & Goodwill 150 150 149 149 6. BOLI 124 125 126 127 7. Other 293 301 270 286 8. Total Assets $4,173 $4,305 $4,253 $4,338 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

17 Commercial & Industrial Loans 22.4% Commercial Real Estate Owner- Occupied 14.9% Commercial Real Estate Non-Owner Occupied 24.1%Land & Lot 3.5% Agricultural Land 4.4% Agricultural Production 3.6% Other Non- Consumer 1.3% Residential Mortgage 16.2% Home Equity 6.9% Other Consumer 2.7% Loan and Yield Detail (as of 6/30/2013) QTD Yield = 4.66% YTD Yield = 4.90% YTD Adjusted Yield = 4.73% Total = $2.9B THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

18 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2011 2012 Q1-'13 Q2-'13 $ % 1. Commercial & Industrial 532.5$ 622.6$ 638.0$ 657.8$ 19.8 3.1% 2. Construction, land and land development 81.8 98.6 75.9 101.9 26.0 34.3% 3. CRE Non-Owner Occupied 598.1 706.3 722.1 707.3 (14.8) (2.0%) 4. CRE Owner Occupied 464.7 434.2 434.5 436.3 1.8 0.4% 5. Agricultural Production 104.5 112.5 104.3 105.2 0.9 0.9% 6. Agricultural Land 131.4 126.2 123.9 129.2 5.3 4.3% 7. Residential Mortgage 481.5 473.5 467.6 460.1 (7.5) (1.6%) 8. Home Equity 191.6 203.5 201.8 203.8 2.0 1.0% 9. Other Non-Consumer 39.5 46.5 38.1 39.2 1.1 2.9% 10. Other Consumer 87.8 78.3 73.3 79.3 6.0 8.2% 11. Loans 2,713.4$ 2,902.2$ 2,879.5$ 2,920.1$ 40.6$ 1.4% Change Linked Qtr

19 Investment Portfolio (as of 6/30/2013) • $909 Million Balance • Average duration – 4.3 years • Tax equivalent yield of 3.67% • Net unrealized gain of $11.6 million THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® Mortgage- Backed Securities 34% Collateralized Mortgage Obligations 30% Corporate Obligations 5% Tax-Exempt Municipals 31%

20 2011 2012 Q1-’13 Q2-’13 1. Customer Non-Maturity Deposits $2,196 $2,479 $2,482 $2,565 2. Customer Time Deposits 816 739 706 655 3. Brokered Deposits 123 128 123 113 4. Borrowings 378 260 260 316 5. Other Liabilities 34 39 37 43 6. Hybrid Capital 111 107 107 107 7. Preferred Stock (SBLF) 91 91 68 68 8. Common Equity 424 462 470 471 9. Total Liabilities and Capital $4,173 $4,305 $4,253 $4,338 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

21 Demand Deposits, 50% Savings Deposits, 28% Certificates & Time Deposits of >$100,000, 6% Certificates & Time Deposits of <$100,000, 13% Brokered Deposits, 3% QTD Cost = .40% YTD Cost = .43% Total = $3.3B Deposits and Cost of Funds Detail (as of 06/30/2013) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

22 2011 2012 Q1-’13 Q2-’13 1. Total Risk-Based Capital Ratio 16.54% 16.34% 15.91% 15.69% 2. Tier 1 Risk-Based Capital Ratio 13.92% 14.15% 14.03% 13.83% 3. Leverage Ratio 10.17% 11.03% 11.00% 11.02% 4. Tier 1 Common Risk- Based Capital Ratio 8.83% 9.62% 10.20% 10.13% 5. TCE/TCA 6.84% 7.55% 7.88% 7.74% Capital Ratios THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

23 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® Q2 - '11 Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 . Net Interest Income - FTE ($millions) $ 37.3 $ 37.3 $ 37.6 $ 37.6 $ 39.5 $ 41.3 $ 39.7 $ 40.8 $ 38.1 Tax Equivalent Yield on Earning Assets 5.04% 5.01% 4.83% 4.74% 4.75% 4.89% 4.58% 4.70% 4.29% Cost of Supporting Liabilities 1.05% 0.99% 0.84% 0.78% 0.64% 0.57% 0.48% 0.45% 0.41% Net Interest Margin 3.99% 4.02% 3.99% 3.96% 4.11% 4.32% 4.10% 4.25% 3.88% 3.96% 4.04% 4.04% 3.97% 3.90% 3.84% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $35 $36 $37 $38 $39 $40 $41 $42 Q2 - '11 Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted

24 2011 2012 Q1-’13 Q2-’13 1. Service Charges on Deposit Accounts $12.0 $11.6 $ 2.7 $ 2.9 2. Trust Fees 7.7 7.9 2.1 2.3 3. Insurance Commission Income 5.7 6.2 2.2 1.7 4. Electronic Card Fees 6.5 7.3 1.8 1.8 5. Cash Surrender Value of Life Ins 2.6 3.4 0.7 0.6 6. Gains on Sales Mortgage Loans 7.4 10.6 2.4 2.5 7. Securities Gains/Losses 2.0 2.4 0.2 0.2 8. Gain on FDIC-Modified Whole-Bank Transaction – 9.1 – – 9. Other 5.2 5.8 1.8 2.1 10. Total $49.1 $64.3 $13.9 $14.1 11. Adjusted Non-Interest Income1 $47.1 $52.8 $13.7 $13.9 1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

25 Non-Interest Expense 2011 2012 Q1-’13 Q2-’13 1. Salary & Benefits $ 74.7 $ 79.4 $20.8 $20.5 2. Premises & Equipment 16.9 17.4 4.4 4.0 3. Core Deposit Intangible 3.5 1.9 0.4 0.4 4. Professional Services 2.2 2.3 0.6 0.6 5. OREO/Credit-Related Expense 10.6 8.2 1.9 1.5 6. FDIC Expense 5.5 3.5 0.7 0.7 7. Outside Data Processing 5.7 5.7 1.5 1.4 8. Marketing 2.0 2.2 0.5 0.5 9. Other 14.8 16.5 3.9 4.1 10. Non-Interest Expense $135.9 $137.1 $34.7 $33.7 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

26 2011 2012 Q1-’13 Q2-’13 1. Net Interest Income-FTE1 $149.1 $153.5 $ 40.0 $ 37.7 2. Non Interest Income2 47.1 52.8 13.7 13.9 3. Non Interest Expense (135.9) (137.1) (34.7) (33.7) 4. Pre-Tax Pre-Provision Earnings $ 60.3 $ 69.2 $ 19.0 $17.9 5. Provision (22.6) (18.5) (2.1) (2.0) 6. Adjustments1, 2 2.0 16.1 1.0 0.6 7. Taxes – FTE (14.4) (21.7) (6.0) (5.6) 8. Gain/(Loss) on CPP/Trust Preferred (12.3) − − – 9. Preferred Stock Dividend (4.0) (4.5) (0.9) (0.9) 10. Net Income Avail. for Distribution $ 9.0 $ 40.6 $ 11.0 $ 10.0 11. EPS $ 0.34 $ 1.41 $ 0.38 $ 0.34 1Adjusted for Fair Market Value Accretion 2Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Earnings THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

27 Earnings Per Share 2011 Q1 Q2 Q3 Q4 Total 1. Reported $ .17 $ .18 ($ .25) $ .24 $ .34 2. Adjusted $ .17 $ .18 $ .21 $ .24 $ .80 2012 Q1 Q2 Q3 Q4 Total 1. Reported $ .46 $ .28 $ .35 $ .32 $1.41 2. Adjusted $ .25 $ .26 $ .29 $ .29 $1.09 2013 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .34 – – $ .72 2. Adjusted $ .36 $ .33 – – $ .69 1Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15) 2Adjusted for gain on FDIC-Modified Whole-Bank Transaction and Fair Market Value Accretion 1 2 THE STRENGTH OF BIG. THE SERVICE OF SMALL. 2 www.firstmerchants.com ®

28 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2011 2012 Q1-'13 Q2-'13 % Change Linked Qtr. 1. Non-Accrual Loans 69.6$ 53.4$ 46.8$ 39.0$ (16.7%) 2. Other Real Estate 16.3$ 13.3$ 13.1$ 11.8$ (9.9%) 3. Renegotiated Loans 14.3$ 12.7$ 5.4$ 4.4$ (18.5%) 4. 90+ Days Delinquent Loans 0.6$ 2.0$ 1.0$ 1.1$ 10.0% 5. Specific Reserves 7.6$ 4.2$ 3.6$ 4.5$ 25.0% 6. Allowance for Loan and Lease Losses 70.9$ 69.4$ 68.5$ 68.2$ (0.4%) 7. ALLL/Non-Accrual Loans 101.9% 129.9% 146.6% 175.0% 8. Classified Assets 227.2$ 184.4$ 172.7$ 148.5$ (14.0%) 9. Criticized Assets (includes Classified) 319.2$ 250.2$ 242.7$ 225.9$ (6.9%)

Acquisition Experience THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 29 ® ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 30 ® Strategic Market Expansion Pro Forma Highlights Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Branches: 96 Assets: $5.4 Billion Loans: $3.6 Billion Deposits: $4.3 Billion ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 31 ® Deal Value: $114.7 Million* Consideration 100% Stock; Fixed 0.65 Exchange Ratio, Tax-Free Implied Price Per Share $10.49* Required Approvals: Regulatory and Shareholder Key Assumptions: Cost Savings Estimated to be 30% or $11.5 Million Pre-Closing Charges of Approximately $10 Million Estimated One-Time Transaction Costs of $3.5 Million Credit and OREO Mark of Approximately $58 Million Capital Impact: Accretive to EPS Beginning in 2014 Tangible Book Value Earn Back Within Three Years Minimal Impact to Capital Ratios Termination Fee: $4.5 Million Anticipated Closing: 4th Quarter 2013 Transaction Overview ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 32 ® CFS Bancorp, Inc. Overview  Headquartered in Munster, Indiana  Founded in 1934  Operates 20 Banking Centers  12 in Northwest Indiana  8 in Northeast Illinois, South of Chicago  Market Capitalization: $101 Million  Balance Sheet as of March 31, 2013  $1,146 Million in Assets  $ 653 Million in Net Loans  $ 974 Million in Deposits  TCE/TA: 9.84%  Income Statement for Quarter End March 31, 2013  Net Income of $1.5 Million  Net Interest Margin of 3.23%  Capital Structure – No TARP, No TRUPS ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 33 ® CFS Turnaround  New Management in 2007  48 New Senior Managers Hired  4 out of 5 Executive Officers Hired  Four Key Objectives  Reduce Non-Performing Assets  Improve Efficiency Ratio through Revenue Enhancement and Cost Reduction  Diversified Growth – Target Small to Medium-Sized Businesses  Deepen Financial Relationships  Diligently Working Through Problem Credits  Charged Off $59 Million Since 2007, or 7.5% of Loan Portfolio  Reduced Non-Performing Assets  NPAs Reduced by 37%, or $28.1M Since 2010 Non-Performing Loans and OREO 12/31/12 12/31/10 12/31/11 3/31/13 ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 34 ® Transaction Rationale  Contiguous Market Expansion  Adds 20 Full-Service Banking Centers, $974 Million in Deposits, $664 Million in Loans  #1 Market Share Position in Munster, Indiana Strategic Opportunity Financially Attractive  Accretive to EPS Beginning in 2014  Tangible Book Value Payback Within 3 Years  Significant Operating Efficiencies – Approximately 30% Cost Saves Attractive Risk Profile  Comprehensive Due Diligence Process Completed  Cultural Fit, Retention of Key Management Members  Experienced Acquirer, Core Competency in Integration Processes  Market Opportunity  Leverage First Merchants Model into CFS Markets  Significant Commercial Opportunities (over 258,000 Businesses)  Attractive and Growing Suburban Markets ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 35 ® Indiana Market Share 2012 Rank Company 2012 # of Branches 2012 Total Deposits in Market 2012 Total Market Share (%) 1 JP Morgan Chase & Co. (NY) 189 $13.640 13.43 2 PNC Financial Services Group (PA) 160 9.673 9.52 3 Fifth Third Bancorp (OH) 140 7.261 7.15 4 Old National Bancorp (IN) 147 6.768 6.66 5 Pro Forma 86 3.790 3.73 5 Bank of Montreal 78 3.464 3.41 6 1st Source Corp. (IN) 70 3.435 3.38 7 First Merchants Corp (IN) 74 3.101 3.05 8 Wells Fargo & Co (CA) 36 3.028 2.98 9 KeyCorp (OH) 71 2.803 2.76 10 Huntington Bancshares, Inc. (OH) 52 2.682 2.64 26 CFS Bancorp, Inc. (IN) 12 .689 0.68 ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 36 ® Transaction Pricing Transactions FRME/CITZ Recent Transactions Price/Tangible Book Value 1.02x 1.11x Market Premium (%) 13.8% 42.0% Core Deposit Premium (%) 0.3% 2.2% ®

1-Year Stock Price Chart THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 37 ® ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Why Invest in First Merchants? • 3rd Largest Indiana Bank with an Energized and Experienced Management Team and Employees • Attractive Long-Term Deposit Market Shares • Indianapolis / Columbus, Ohio Momentum • State-of-the-Industry Technology Center with Scalable Operations Platform • Successful Acquisition and Integration Track Record, both Whole Bank and FDIC-Assisted; CFS Bancorp Acquisition • $18M Pre-Tax, Pre-Provision Quarterly Run Rate • Well Capitalized, Well Positioned, Well Reserved www.firstmerchants.com 38 ® ®

Executive Management Team THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com PRESIDENT & CHIEF EXECUTIVE OFFICER Mike joined FMC in 2005 and since that time negotiated the acquisition of Lincoln Bancorp in 2008, and successfully led the company through its multi- charter to single-charter conversion. Prior to joining FMC, Mike was Executive Vice President of Corporate Banking for National City Bank, managing its Indiana operations. Mike is a graduate of Miami University of Ohio with a Bachelors degree in English and a MBA in Finance. Telephone: 765.213.3488 E-mail: mrechin@firstmerchants.com 39 ® ®

Executive Management Team THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER Mark joined FMB in 1997 and since that time led the company’s finance function and was responsible for the pricing and financing of the eight acquisitions completed during that period. Prior to joining FMC, Mark was a senior accountant with BKD, LLP. Mark is a graduate of Ball State University with a Bachelors degree in Accounting and a Masters in Business Administration. Mark is also a Certified Public Accountant. Telephone: 765.751.1857 E-mail: mhardwick@firstmerchants.com 40 ® ®

Executive Management Team THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com EXECUTIVE VICE PRESIDENT & CHIEF BANKING OFFICER Mike joined FMC in 2008 and since that time led the company’s transformation to a line-of-business organization. Prior to joining FMC, Mike spent 18 years with National City Bank, Executive Vice President of the Corporate Banking and Sales Manager for the Regional Large Corporate Group. Mike is a graduate of Millikin University with a Bachelors degree in Finance and a MBA. Telephone: 765.213.3434 E-mail: mstewart@firstmerchants.com 41 ® ®

Executive Management Team THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com EXECUTIVE VICE PRESIDENT & CHIEF CREDIT OFFICER John joined First Merchants in 2007 as Senior Manager of Lending Process in the Credit Division, was promoted to Deputy Chief Credit Officer in 2008 and to Chief Credit officer in June 2009. John is a graduate of Indiana University where he earned a Bachelor of Arts degree in Economics. He also holds a Masters of Business Administration in finance from the Weatherhead School of Management at Case Western Reserve University in Cleveland, OH. Telephone: 765.378.8534 E-mail: jmartin@firstmerchants.com 42 ® ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Contact Information 43 FIRST MERCHANTS and the Shield Logo are registered trademarks of First Merchants Corporation ® ® First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com